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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 11, 2001

                Date of Report (date of earliest event reported)

                            WIRELESS FACILITIES, INC.
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               (Exact name of Registrant as specified in charter)

            Delaware                   000-27231                13-3818604
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
           incorporation)                                   IdentificationNo.)

                               4810 Eastgate Mall
                           San Diego, California 92121
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (858) 228-2000




                                       N/A
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          (Former name or former address, if changed since last report)




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Item 5.  Other Events
         ------------

         On October 10, 2001, Wireless Facilities, Inc, a Delaware corporation (the "Company" or the "Registrant"), entered into an agreement to sell $35 million of its preferred stock in a private placement to investment funds managed by Oak Investment Partners. Pursuant to the agreement, upon the completion of certain closing conditions, affiliates of Oak Investment Partners will purchase shares of Series A preferred stock for a common stock equivalent price of $5.50 per share. All of the shares of Series A preferred stock will be sold by the Company. A copy of the press release containing the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

         Upon completion of the sale of the Series A preferred stock, Bandel Carano, a managing partner of Oak Investment Partners, will join the Company's Board of Directors. Mr. Carano previously served as a member of the Company's Board from August 1998 to June 2001.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

         4.1 Preferred Stock Purchase Agreement dated as of October 10, 2001 among the Company, Oak Investment Partners X, Limited Partnership, and Oak X Affiliates Fund, Limited Partnership, including Exhibit A thereto.

         99.1     Press release of Wireless Facilities, Inc. dated October 11,
                  2001.

                                      -2-

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2001                   WIRELESS FACILITIES, INC.



                                         /s/  Masood K. Tayebi, Ph.D.
                                         ----------------------------------
                                         Name:  Masood K. Tayebi, Ph.D.
                                              -----------------------------
                                         Title: Chief Executive Officer
                                               ----------------------------

                                      -3-


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   Index to Exhibits Filed with the Current Report on Form 8-K Dated October 11,
2001

Exhibit Number        Description
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     4.1              Preferred Stock Purchase Agreement dated as of October 10,
                      2001 among the Company, Oak Investment Partners X, Limited
                      Partnership, and Oak X Affiliates Fund, Limited
                      Partnership, including Exhibit A  thereto.


     99.1             Press Release dated October 11, 2001